SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 20, 2011

BIOPHARM ASIA, INC.
___________________________
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25487	88-0409159
(State of incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

New Agriculture Development Park
Daquan Village, Tonghua County, Jilin Province, P.R. China	134115
(Address of principal executive offices)	(Zip Code)

011-86-435-5211803
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 24, 2011, we filed a Current Report on Form 8-K (the “Report”) reporting that we had terminated Etania Audit PC (formerly known as Davis Accounting Group PC), our registered independent public accountant (the “Former Accountant’). This amendment is being filed to provide additional information relating to the Former Accountant and to file as an exhibit to the Report the letter from the Former Accountant stating whether he agrees with the statements in the Report.

Item 4.01. Changes in Registrant's Certifying Accountant.

Termination of Principal Accountant

We have been advised that the licenses of Edwin Reese Davis, Jr. and his firm, the Davis Accounting Group, P.C, lapsed on September 30, 2008 and were formally revoked as of November 4, 2010 by the Utah Division of Occupational & Professional Licensing (the “DOPL”). We also understand that the successor firm, Etania Audit Group P.C. is not licensed to practice by the Utah DOPL.

We had engaged the Former Accountant, which continues to appear on the list of Registered Independent Public Accountants registered with the Public Accounting Oversight Board, to audit the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (the “2009 Form 10-K”), and the Former Accountant issued a report on those financial statements which was included in the 2009 Form 10-K, despite the fact that it was not then licensed to practice.

We have received a letter of comment from the Securities and Exchange Commission concerning the 2009 Form 10-K and the audit report of the Former Accountant included therein in respect of our financial statements for the years ended December 31, 2008 and 2009, stating that we may not include the audit report of the Former Accountant in our 2009 because the Former Accountant was not licensed as of the date of the audit report and, accordingly, our financial statements for the years ended December 31, 2008 and 2009 are not considered to be audited.  Accordingly, we will file an amendment to our 2009 Form 10-K deleting the audit report of the Former Accountant included in our 2009 Form 10-K and indicating that the financial statements as at December 31, 2008 and 2009 and the years then ended have not been audited.

As previously reported in our Current Report on Form 8-K filed on February 14, 2011, we have engaged Acquavella, Chiarelli, Shuster, Berkower & Co. LLP (the “New Accountant”) to audit our financial statements to be included in our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”), which will include our financial statements as at December 31, 2009 and 2010 and the years then ended, and the audit report of the New Accountant thereon.  Following the filing of the 2010 Form 10-K and after the inclusion therein of the audit report of the New Accountant on our financial statements as at and for the year ended December 31, 2009, we will file a further amendment to our 2009 Form 10-K to include the audit report of the New Accountant on our financial statements as at and for the year ended December 31, 2009.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

16.1	Letter from Etania Audit Group P.C. to the Commission

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2011

BIOPHARM ASIA, INC.

By:	/s/ Xia Yang Hu
Xia Yang Hu Chief Executive Officer